Exhibit 99.1

Cooper Tire Stockholders Overwhelmingly Approve

Proposed Merger with Goodyear

FINDLAY, Ohio, April 30, 2021 – Cooper Tire & Rubber Company (NYSE: CTB) today announced that its stockholders overwhelmingly voted to approve the agreement and plan of merger with The Goodyear Tire & Rubber Company (Nasdaq: GT), which was announced Feb. 22, 2021. At a special meeting of Cooper stockholders held today, approximately 99 percent of votes cast were in favor of the transaction. Goodyear is not required to hold a vote of its stockholders to approve the merger agreement.

“We are pleased with the strong support of our stockholders for the proposed business combination of Cooper and Goodyear as all proposals related to the acquisition were approved,” said John Holland, Cooper Chairman. “This step is an important one in the process of bringing together our two companies to continue to meet the needs of customers, consumers and other stakeholders around the world while driving value for shareholders.”

Cooper and Goodyear continue to work toward closing the transaction, which remains subject to the receipt of required regulatory approvals and the satisfaction of customary closing conditions.

Cooper will provide final special meeting vote results, as certified by the independent Inspector of Election, on a Form 8-K that will be filed with the U.S. Securities and Exchange Commission.

About Cooper Tire & Rubber Company

Cooper Tire & Rubber Company (NYSE: CTB) is the parent company of a global family of companies that specializes in the design, manufacture, marketing and sale of passenger car, light truck, medium truck, motorcycle and racing tires. Cooper’s headquarters is in Findlay, Ohio, with manufacturing, sales, distribution, technical and design operations within its family of companies located in more than one dozen countries around the world. For more information on Cooper, visit www.coopertire.com, www.facebook.com/coopertire or www.twitter.com/coopertire.

Investor Contact:	Media Contact:
Jerry Bialek	Anne Roman
419.424.4165	419.429.7189
investorrelations@coopertire.com	alroman@coopertire.com

Forward-Looking Statements and Cautionary Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “will,” “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. Forward-looking statements include, but are not limited to, statements that relate to, or statements that are subject to risks, contingencies or uncertainties that relate to:

•	the ability to complete the proposed merger of the company and Goodyear on anticipated terms and timetable;
•	the effect of restructuring or reorganization of business components;

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uncertainty and weaknesses in global economic conditions, including the impact of the ongoing coronavirus (COVID-19) pandemic, or similar public health crises, on the company’s and Goodyear’s financial condition, operations, distribution channels, customers and suppliers, as well as potentially exacerbating other factors discussed herein;

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continued volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources, which may impact the price-adjustment calculations under sales contracts;

•	the ability to cost-effectively achieve planned production rates or levels;
•	the ability to successfully identify and consummate any strategic investments or development projects;
•	the outcome of any contractual disputes with customers, joint venture partners or any other litigation or arbitration;
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impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes;

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the ability to maintain adequate liquidity, level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions and other general corporate purposes or ongoing needs of the business;

•	the ability to continue to pay cash dividends, and the amount and timing of any cash dividends;
•	availability of capital and ability to maintain adequate liquidity;
•	the impact of labor problems, including labor disruptions at the company, its joint ventures, or at one or more of its large customers or suppliers;
•	the ability of our customers, joint venture partners and third-party service providers to meet their obligations on a timely basis or at all;
•	adverse changes in interest rates and tax laws; and
•	the potential existence of significant deficiencies or material weakness in the company’s internal control over financial reporting.

Cooper has based its forward-looking statements on current expectations, estimates and projections about the industry and the company’s partnerships. The company cautions that these statements are not guarantees of future performance and stakeholders should not rely unduly on them, as they involve risks, uncertainties, and assumptions that Cooper cannot predict. In addition, the company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Cooper’s control.

Accordingly, actual results may differ materially from the future performance that has been expressed or forecasted in the forward-looking statements. Differences between actual results and any future performance suggested in the forward-looking statements could result from a variety of factors, including the following:

•	the failure to satisfy various conditions to the closing of the transaction contemplated by the merger agreement;
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the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the transaction;

•	the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected;
•	disruption from the proposed transaction making it more difficult to maintain relationships with customers, partners, employees or suppliers;
•	the risk that the proposed transaction may be less accretive than expected, or may be dilutive, and that the combined company may fail to realize the benefits expected from the merger;
•	risks relating to any unforeseen liabilities of Goodyear or the company;
•	the volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources;
•	extensive governmental regulation;

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changes to tariffs or trade agreements, or the imposition of new or increased tariffs or trade restrictions, imposed on tires, raw materials or manufacturing equipment which the company uses, including changes related to tariffs on tires, raw materials and tire manufacturing equipment imported into the U.S. from China or other countries, as well as changes to trade agreements resulting from the United Kingdom’s withdrawal from the European Union future laws and regulations or the manner in which they are interpreted and enforced;

•	the inability to obtain and/or renew permits necessary for the operations;
•	existing and future indebtedness may limit cash flow available;
•	operating expenses could increase significantly if the price of electrical power, fuel or other energy sources increases;
•	changes in credit ratings issued by nationally recognized statistical rating organizations;
•	risks involving the acts or omissions of our joint venture partners;
•	natural disasters, weather conditions, disruption of energy, unanticipated geological conditions, equipment failures, and other unexpected events;
•	a disruption in, or failure of our information technology systems, including those related to cybersecurity;
•	failure of outside contractors and/or suppliers to perform;
•	the cost and time to implement a strategic capital project may be greater than originally anticipated;
•	reliance on estimates of recoverable reserves; and
•	the risks that are described from time to time in Goodyear’s and the company’s respective reports filed with the SEC.

The company undertakes no obligation to update any forward-looking statements except to the extent required by applicable law.

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